UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2012

Plumas Bancorp

(Exact name of registrant as specified in its charter)

California	000-49883	75-2987096
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 S. Lindan Avenue, Quincy, CA	95971
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (530)283-7305

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.07 Submission of Matters to a Vote of Security Holders.

SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Directors

On May 16, 2012, James Beckwith submitted notice of his (i) resignation as a director of Plumas Bancorp and its wholly owned subsidiary, Plumas Bank and (ii) his withdrawal as a nominee for director at the 2012 annual meeting of shareholders of Plumas Bancorp. Mr. Beckwith has cited personal and professional reasons for not being a director of Plumas Bancorp. While Mr. Beckwith was only appointed to the Board of Directors last month, Mr. Beckwith has been consulting and advising the Board for the past year on various topics. The Board wishes to thank Mr. Beckwith for his consulting services which will not be continuing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Plumas Bancorp held on May 16, 2012, the shareholders voted on (i) the election of nine director nominees (Proposal 1), (ii) the approval of non-binding advisory vote on executive compensation (Proposal 2) and the ratification of the appointment of Crow Horwath LLP as our independent auditors for the fiscal year ending December 31, 2012 (Proposal 3). These matters were submitted to a vote through the solicitation of proxies. The results of the votes are set forth below:

Proposal #1: Election of Directors

On the proposal to elect Directors of Plumas Bancorp, the Board of Director’s nominees, with the exception of Mr. Beckwith whose nomination was withdrawn, were elected as Directors of Plumas Bancorp until the 2013 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The voting results were as follows:

Nominee	Votes For Nominee	Votes Withheld or Against Nominee	Abstentions	Broker Non- Votes
Alvin G. Blickenstaff	1,912,179	81,606	n/a	1,656,810
William E. Elliott	1,911,815	81,970	n/a	1,656,810
Gerald W. Fletcher	1,914,559	79,226	n/a	1,656,810
John Flournoy	1,907,559	86,226	n/a	1,656,810
Arthur C. Grohs	1,912,179	81,606	n/a	1,656,810
Robert J. McClintock	1,913,815	79,970	n/a	1,656,810
Terrance J. Reeson	1,903,693	90,092	n/a	1,656,810
Daniel E. West	1,914,559	79,226	n/a	1,656,810

Proposal #2: Non-Binding Advisory Vote on Executive Compensation

On the proposal for the approval of non-binding advisory vote on executive compensation the voting results were as follows:

For	Against	Abstain	Broker Non-Votes
1,894,024	53,321	46,440	1,656,810

Proposal #3: Ratification of the Appointment of Independent Auditors

On the proposal for the ratification of the appointment of Crowe Horwath LLP as our independent auditors for the fiscal year ending December 31, 2012 the voting results were as follows:

For	Against	Abstain
3,628,204	11,108	11,283

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plumas Bancorp (Registrant)

May 17, 2012	By:	/s/ Richard L. Belstock
Name: Richard L. Belstock Title: Chief Financial Officer